Exhibit 99.1

N E W S   R E L E A S E

Contacts:	Media	Investors
	Marcela Manjarrez-Hawn	Jennifer Lynch Gilligan
	(314) 445-0790	(212) 759-0382
	mediainquiries@centene.com	investors@centene.com

CENTENE ANNOUNCES GOVERNANCE AND BOARD OF DIRECTORS CHANGES

Five New Directors to Join the Board

James Dallas to Become Independent Chairman in 2022 and Lead Independent Director Immediately

 Centene and Politan Capital Management Enter into Cooperation Agreement

ST. LOUIS (December 14, 2021) – Centene Corporation (NYSE: CNC) (“Centene”) announced various enhancements today as part of its ongoing board refreshment and governance review process and a cooperation agreement the Company has entered into with Politan Capital Management (“Politan”).

The Board of Directors will appoint five new directors: Ken Burdick, Christopher Coughlin, Wayne DeVeydt, and Theodore Samuels, as well as a fifth director to be mutually agreed upon by Centene and Politan. Appointments will be made on January 5, 2022. Current director James Dallas will become Lead Independent Director immediately and will assume the Independent Chair by the end of 2022.

“We are pleased to add high-quality Directors as part of our ongoing Board refreshment process. Our strategy and value creation plan are well-underway, and we have strong momentum entering into 2022, as outlined at our recent Investor Day,” said Michael Neidorff, Chairman & CEO of Centene.

The reconstituted Board will be responsible for appointing a new CEO following a thorough selection process, including evaluating internal and external candidates with the support of an external search firm.

In addition, a subset of Centene’s directors will be included in management’s existing Value Creation Steering Committee, which was formed in July and is tasked with evaluating and prioritizing initiatives as part of the Company’s previously announced Value Creation Plan.

Finally, Centene will implement a mandatory Board retirement age of 75 years, with existing directors grandfathered until their current election term is up. Six current directors will retire from the Board over time.

“The scope of the changes embraced by Centene demonstrates a true commitment to improved corporate governance and constructive engagement,” said Quentin Koffey, Managing Partner, Politan Capital Management. “We are confident the fresh perspectives and exceptional experience the new directors will bring to the Board – particularly Ken and Wayne given their deep managed care leadership backgrounds – will help ensure Centene is ideally positioned to deliver excellent quality of care at lower costs while enhancing returns for all shareholders.”

Pursuant to the cooperation agreements, Politan has agreed to customary standstill, voting, and other provisions. The full cooperation agreement will be filed on a Form 8-K with the Securities and Exchange Commission.

New Centene Directors

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Ken Burdick served as the Chief Executive Officer of WellCare Health Plans, Inc. from 2015 until January 2020 when the company was sold to Centene. Ken joined WellCare in 2014, serving initially as President, National Health Plans and then as President and Chief Operating Officer. Mr. Burdick served as the President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota from February 2012 to July 2012. From August 2010 to February 2012, he served as Chief Executive Officer of the Medicaid and Behavioral Health businesses of Coventry Health Care, Inc., and from October 1995 to May 2009, Mr. Burdick held a variety of positions with UnitedHealth Group, Inc.

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Chris Coughlin has an extensive track record of delivering shareholder value, having served as a senior financial and operating executive at a number of global public companies. Mr. Coughlin joined Tyco as Chief Financial Officer after the company’s accounting scandal and played a central role in turning the company around and ultimately separating it into six publicly traded companies, which created significant shareholder value. He has also served as a director of large and complex healthcare companies including Allergan, Alexion, Covidien, among others. Mr. Coughlin was recently named a 2022 Director of the Year by the New Jersey Chapter of the NACD for his leadership in public corporate governance. In 2015, Mr. Coughlin was also named the NACD Corporate Director of the Year.

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Wayne S. DeVeydt has been Executive Chairman of the Board of Surgery Partners, Inc. since January of 2020. He previously held the title of Chief Executive Officer and Director since January 2018. Mr. DeVeydt previously served as the Executive Vice President and Chief Financial Officer of Anthem, Inc. for nearly a decade, overseeing the financial operations associated with the company’s over $82 billion in annual revenues. During his tenure at Anthem, he also held numerous other leadership roles, including Chief Strategy Officer, Chief Accounting Officer, and Chief of Staff to the Chairman and Chief Executive Officer. Prior to joining Anthem, Mr. DeVeydt was a partner with PricewaterhouseCoopers.

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Ted Samuels has over 35 years of experience in the financial industry and brings extensive business and operational expertise, particularly with respect to economics, capital markets and investment decision making. Mr. Samuels is the former president of Capital Guardian Trust Company and a former global equity portfolio manager at Capital Group, one of the most prominent investment management organizations in the world that grew to $1.4 trillion during his tenure. While at Capital Group he served on numerous management and investment committees, with an eye towards long-term shareholder value creation. Mr. Samuels currently serves on the boards of Bristol Myers Squibb, where he is Lead Independent Director, and Perrigo. He also served on the Board of Stamps.com until October 2021 when the company was acquired.

About Centene Corporation

Centene Corporation, a Fortune 25 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene’s investor relations website, https://investors.centene.com/.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition of Magellan Health (the Magellan Acquisition), our completed acquisition of WellCare Health Plans, Inc. (WellCare and such acquisition, the WellCare Acquisition), other recent and future acquisitions, investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations and the response by governments and other third parties; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are subject to unanticipated conditions that could require the exertion of management’s time and our resources or otherwise have an adverse effect on us; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly, the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition (or other acquired businesses) will not be realized, or will not be realized within the respective expected time periods; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected, or similar risks from other acquisitions we may announce or complete from time to time; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or from the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; a downgrade of the credit rating of our indebtedness; the inability to retain key personnel; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Envolve Pharmacy Solutions, Inc. (Envolve), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we have recorded and on other acceptable terms, or at all, or whether additional claims, reviews or investigations relating to our PBM business will be brought by states, the federal government or shareholder litigants, or government investigations; timing and extent of benefits from strategic value creation initiatives; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Magellan Acquisition; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

ADDITIONAL INFORMATION
The Company plans to file a proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2021 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.centene.com/).

CERTAIN INFORMATION REGARDING PARTICIPANTS
The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2022 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Michael F. Neidorff) owns in excess of one percent (1%) of the Company’s voting shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Information relating to the foregoing can also be found in the Company’s 2021 Proxy Statement, filed with the SEC on March 12, 2021. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the Form 10-K, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.